SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                  May 15, 1997


                        Banc One Credit Card Master Trust
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                    0-25636                         31-4148768
            -----------------------   ------------------------------------
            (Commission File Number)  (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
      ---------------------------------------------------------------------
                  Attn: Thomas Ferree, Westerville, Ohio 43081
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (614) 248-3404

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing a corrected Exhibit 99.1 which shall replace Exhibit 99.1 as originally filed with this Form 8-K.


Item 7.  Exhibits
See page 4 for Exhibit Index.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BANC ONE CREDIT CARD MASTER TRUST



Date: June 3, 1997                    By:    /s/Thomas Ferree
                                             ---------------------
                                      Name:  Thomas Ferree
                                      Title: Senior Vice President

                                      BANK ONE, COLUMBUS, NA

EXHIBIT INDEX





Exhibit      Description


99.1 The Monthly Statements and other information reflecting the Trust's Activities for the Monthly Period ending April 30, 1997

99.2         Monthly Servicer's Certificates*


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* Previously filed.